UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 9, 2007

GENERAL KINETICS INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 1-10914

Virginia	54-0594435
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

110 Sunray Dr, Johnstown, PA 15905
(Address of Principal Executive Offices)
(Zip Code)

(814) 255-6891
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.

On February 9, 2007, General Kinetics Incorporated (the “Company”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (“Bankruptcy Code”) in the United States Bankruptcy Court for the Western District of Pennsylvania located in Johnstown, Pennsylvania (“Bankruptcy Court”), Case No. 07-70111. The Company remains in possession of its assets and properties and continues to operate its business and manage its properties as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 15, 2007

                                    GENERAL KINETICS INCORPORATED

                                 By:  /s/ Franco DeBlasio
           Franco DeBlasio
           Chief Financial Officer
       (Principal Financial Officer and Principal Accounting Officer)